Quarterly Holdings Report
for
Fidelity Advisor Freedom® 2065 Fund
December 31, 2025
AFF65-NPRT3-0226
1.9895825.106
Bond Funds - 4.7%
	Shares	Value ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (b)	16,920	128,256
Fidelity Series Emerging Markets Debt Fund (b)	178,552	1,523,048
Fidelity Series Emerging Markets Debt Local Currency Fund (b)	42,993	410,152
Fidelity Series Floating Rate High Income Fund (b)	27,854	245,115
Fidelity Series High Income Fund (b)	169,133	1,506,973
Fidelity Series International Credit Fund (b)	624	5,274
Fidelity Series International Developed Markets Bond Index Fund (b)	164,483	1,394,818
Fidelity Series Long-Term Treasury Bond Index Fund (b)	1,532,676	8,261,124
Fidelity Series Real Estate Income Fund (b)	24,914	251,877
TOTAL BOND FUNDS (Cost $13,949,449)		13,726,637

Domestic Equity Funds - 55.3%
	Shares	Value ($)
Fidelity Advisor Series Equity Growth Fund (b)	1,486,912	23,790,597
Fidelity Advisor Series Growth Opportunities Fund (b)	954,348	16,767,894
Fidelity Series All-Sector Equity Fund (b)	793,620	11,047,196
Fidelity Series Commodity Strategy Fund (b)	19,941	1,929,246
Fidelity Series Intrinsic Opportunities Fund (b)	341,778	3,633,103
Fidelity Series Large Cap Stock Fund (b)	1,214,645	32,431,034
Fidelity Series Large Cap Value Index Fund (b)	170,283	3,104,260
Fidelity Series Opportunistic Insights Fund (b)	803,031	20,485,328
Fidelity Series Small Cap Core Fund (b)	61,476	831,152
Fidelity Series Small Cap Discovery Fund (b)	247,037	2,714,942
Fidelity Series Small Cap Opportunities Fund (b)	335,750	5,445,870
Fidelity Series Stock Selector Large Cap Value Fund (b)	1,290,177	18,733,372
Fidelity Series Value Discovery Fund (b)	1,099,669	18,727,370
TOTAL DOMESTIC EQUITY FUNDS (Cost $138,440,281)		159,641,364

International Equity Funds - 39.7%
	Shares	Value ($)
Fidelity Series Canada Fund (b)	536,763	10,601,068
Fidelity Series Emerging Markets Fund (b)	607,121	7,127,598
Fidelity Series Emerging Markets Opportunities Fund (b)	1,163,649	28,683,949
Fidelity Series International Growth Fund (b)	1,126,848	21,534,066
Fidelity Series International Small Cap Fund (b)	184,224	3,295,774
Fidelity Series International Value Fund (b)	1,395,620	21,771,678
Fidelity Series Overseas Fund (b)	1,443,619	21,553,228
Fidelity Series Select International Small Cap Fund (b)	15,752	217,691
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $93,373,437)		114,785,052

U.S. Treasury Obligations - 0.3%
	Yield (%) (c)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 1/15/2026 (d)	3.90	30,000	29,962
US Treasury Bills 0% 1/2/2026 (d)	3.90	20,000	20,000
US Treasury Bills 0% 1/22/2026 (d)	3.82 to 3.83	70,000	69,862
US Treasury Bills 0% 1/29/2026 (d)	3.76 to 3.81	220,000	219,419
US Treasury Bills 0% 1/8/2026 (d)	3.89	140,000	139,919
US Treasury Bills 0% 2/26/2026 (d)	3.78	280,000	278,465
US Treasury Bills 0% 3/12/2026 (d)	3.61	20,000	19,863
US Treasury Bills 0% 3/19/2026 (d)	3.56	30,000	29,777
US Treasury Bills 0% 3/5/2026 (d)	3.65	40,000	39,757
TOTAL U.S. TREASURY OBLIGATIONS (Cost $846,801)			847,024

Money Market Funds - 0.1%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e)	3.79	334,321	334,388
Fidelity Series Government Money Market Fund (b)(f)	3.84	180	180
TOTAL MONEY MARKET FUNDS (Cost $334,584)			334,568

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $246,944,552)	289,334,645
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(190,658)
NET ASSETS - 100.0%	289,143,987

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Unrealized Appreciation/ (Depreciation) ($)
LONG

Equity Contracts
ICE MSCI EAFE Index Contracts (United States)	12	3/2026	1,741,260	4,052
ICE MSCI Emerging Markets Index Contracts (United States)	2	3/2026	141,140	2,720

TOTAL EQUITY CONTRACTS				6,772

Interest Rate Contracts
CBOT 10Y Ultra US Treasury Notes Contracts (United States)	90	3/2026	10,328,906	(52,226)
CBOT US Treasury Long Bond Contracts (United States)	53	3/2026	6,106,594	(70,101)

TOTAL INTEREST RATE CONTRACTS				(122,327)

TOTAL LONG				(115,555)

SHORT

Equity Contracts
CME E-Mini Russell 2000 Index Contracts (United States)	23	3/2026	2,872,700	53,101
CME E-Mini S&P 500 Index Contracts (United States)	7	3/2026	2,412,375	2,289

TOTAL SHORT				55,390

TOTAL FUTURES CONTRACTS				(60,165)
The notional amount of long futures as a percentage of Net Assets is 6.3%.
The notional amount of short futures as a percentage of Net Assets is 1.8%.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Affiliated fund.
(c)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $847,024.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(f)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	616,294	3,478,141	3,760,038	11,211	7	(16)	334,388	334,321	0.0%
Total	616,294	3,478,141	3,760,038	11,211	7	(16)	334,388

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Advisor Series Equity Growth Fund	16,700,654	8,133,535	2,544,349	2,912,796	8,562	1,492,195	23,790,597	1,486,912
Fidelity Advisor Series Growth Opportunities Fund	11,681,552	5,374,454	2,487,276	2,214,054	34,845	2,164,319	16,767,894	954,348
Fidelity Advisor Series Small Cap Fund	29,070	-	28,361	-	(2,786)	2,077	-	-
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	103,375	39,477	11,907	5,067	31	(2,720)	128,256	16,920
Fidelity Series All-Sector Equity Fund	7,474,054	2,775,427	786,221	579,403	(10,036)	1,593,972	11,047,196	793,620
Fidelity Series Canada Fund	6,003,662	3,651,547	610,464	210,774	4,587	1,551,736	10,601,068	536,763
Fidelity Series Commodity Strategy Fund	423,783	1,520,301	41,369	14,614	574	25,957	1,929,246	19,941
Fidelity Series Emerging Markets Debt Fund	1,107,683	437,444	109,265	60,108	(42)	87,228	1,523,048	178,552
Fidelity Series Emerging Markets Debt Local Currency Fund	321,774	94,030	27,751	26,321	433	21,666	410,152	42,993
Fidelity Series Emerging Markets Fund	5,135,186	1,441,104	981,554	168,539	50,056	1,482,806	7,127,598	607,121
Fidelity Series Emerging Markets Opportunities Fund	20,553,096	5,650,909	3,789,930	704,098	252,256	6,017,618	28,683,949	1,163,649
Fidelity Series Floating Rate High Income Fund	204,076	61,852	19,846	13,355	(40)	(927)	245,115	27,854
Fidelity Series Government Money Market Fund	-	63,856	63,676	180	-	-	180	180
Fidelity Series High Income Fund	1,137,136	426,201	107,130	72,411	(330)	51,096	1,506,973	169,133
Fidelity Series International Credit Fund	5,001	236	-	235	-	37	5,274	624
Fidelity Series International Developed Markets Bond Index Fund	1,958,111	571,127	1,120,655	66,932	(22,733)	8,968	1,394,818	164,483
Fidelity Series International Growth Fund	15,673,488	6,523,207	1,755,637	1,675,241	7,087	1,085,921	21,534,066	1,126,848
Fidelity Series International Small Cap Fund	2,785,658	762,249	447,161	435,447	(12,105)	207,133	3,295,774	184,224
Fidelity Series International Value Fund	16,657,131	5,881,501	3,293,932	2,174,769	80,490	2,446,488	21,771,678	1,395,620
Fidelity Series Intrinsic Opportunities Fund	2,820,095	1,000,728	264,751	370,835	1,685	75,346	3,633,103	341,778
Fidelity Series Investment Grade Bond Fund	62,337	186,642	250,812	792	1,966	(133)	-	-
Fidelity Series Large Cap Stock Fund	22,575,364	8,839,419	3,495,274	2,824,795	15,061	4,496,464	32,431,034	1,214,645
Fidelity Series Large Cap Value Index Fund	2,241,346	825,116	205,614	102,533	(1,104)	244,516	3,104,260	170,283
Fidelity Series Long-Term Treasury Bond Index Fund	9,166,916	3,027,438	3,759,874	272,566	(621,682)	448,326	8,261,124	1,532,676
Fidelity Series Opportunistic Insights Fund	14,361,014	6,671,476	2,020,971	2,816,877	(1,370)	1,475,179	20,485,328	803,031
Fidelity Series Overseas Fund	15,803,431	6,623,099	1,378,839	1,766,063	(164)	505,701	21,553,228	1,443,619
Fidelity Series Real Estate Income Fund	209,001	59,887	19,845	11,391	268	2,566	251,877	24,914
Fidelity Series Select International Small Cap Fund	38,111	177,847	29,837	6,305	1,189	30,381	217,691	15,752
Fidelity Series Small Cap Core Fund	626,843	122,802	81,427	6,718	2,448	160,486	831,152	61,476
Fidelity Series Small Cap Discovery Fund	2,068,377	707,110	208,589	255,310	(4,022)	152,066	2,714,942	247,037
Fidelity Series Small Cap Opportunities Fund	4,039,368	994,938	501,019	228,353	26,934	885,649	5,445,870	335,750
Fidelity Series Stock Selector Large Cap Value Fund	13,234,200	6,171,386	1,661,059	1,325,676	1,532	987,313	18,733,372	1,290,177
Fidelity Series Value Discovery Fund	13,498,452	5,718,073	1,817,136	1,010,060	21,263	1,306,718	18,727,370	1,099,669
	208,699,345	84,534,418	33,921,531	22,332,618	(165,147)	29,006,148	288,153,233

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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